                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC  20549

                           ---------------------------

                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



         Date of report (Date of earliest event reported):  July 1, 1996




                          ADC TELECOMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)



          Minnesota                    0-1424                    41-0743912
(State or other jurisdiction    (Commission File No.)         (I.R.S. Employer
     of incorporation or                                     Identification No.)
        organization)




   12501 Whitewater Drive, Minnetonka, Minnesota          55343
     (Address of principal executive offices)          (Zip Code)



        Registrant's telephone number, including area code (612) 938-8080



                                 Not Applicable
          (Former name or former address, if changed since last report)

The undersigned registrant, ADC Telecommunications, Inc. ("ADC"), hereby amends the following items, financial statements and exhibits of its Current Report on Form 8-K, initially filed with the Commission on July 16, 1996 as set forth herein. The July 16, 1996 original filing of the Form 8-K described the registrant's acquisition of 80% of the outstanding common stock of Solitra Oy, a Finnish corporation ("Solitra").

Item 7 of the registrant's Current Report on Form 8-K dated July 1, 1996 and filed with the Commission on July 16, 1996, is hereby amended to include the financial statements, the pro forma financial information and the exhibits indicated in Item 7 below.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Financial Statements of Business Acquired

           Preliminary Note to Financial Statements

           Report of Independent Accountants dated March 14, 1995

           Financial Statements and accompanying footnotes of Solitra as and for the period ended December 31, 1994

           Report of Independent Accountants dated February 6, 1996

           Financial Statements and accompanying notes of Solitra as of and for the period ended December 31, 1995.

           Income Statement of Solitra for the 7 month period ended July 31, 1996 (unaudited)

           Balance Sheet of Solitra as of July 31, 1996
           (unaudited)

           Reconciliation of financial statements of Solitra from Finnish Accounting Standards to United States generally accepted accounting principles

(b)  Pro Forma Financial Information

           ADC Unaudited Consolidated Balance Sheet as of July 31, 1996

           Unaudited Combined Pro Forma Statement of Income of ADC for the fiscal year ended October 31, 1995 and the interim period ended July 31, 1996

           Notes to Pro Forma Statements of Income

(c)  Exhibits

     23.1  Consent of Independent Accountants

PRELIMINARY NOTE TO FINANCIAL STATEMENTS.

     The audited financial statements of Solitra as of and for the years ended December 31, 1995 and 1994 that are covered by the following reports of KPMG WIDERI OY AB were originally prepared in the Finnish language under Finnish Accounting Standards (FAS) and stated in Finnish Markkaa (FIM). Such statements were subsequently translated into the English language. All historical financial statements of Solitra are stated in FIM. The unaudited pro forma financial statements following Solitra's historical financial statements are stated in U.S. dollars. A reconciliation of such statements from Finnish Accounting Standards to United States generally accepted accounting principles follows the translated, audited financial statements.

                           [LETTERHEAD]

                          (TRANSLATION)

AUDITORS' REPORT

To the shareholders of Solitra Oy

    We have audited the accounting records, the financial statements and the administration by the Board of Directors and the Managing Director of Solitra Oy for the year ended 31 December 1994. The financial statements, which include the report of the Board of Directors, income statement, balance sheet and notes to the financial statements, have been prepared by the Board of Directors and the Managing Director. On the basis of our audit we express an opinion on these financial statements and the company's administration.


    We have conducted our audit in accordance with Finnish Generally
    Accepted Auditing Standards. Those standards require that we plan and perform the audit in order to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by the management, as well as evaluating the overall financial statement presentation. The purpose of our audit of the administration has been to examine that the Board of Directors and the Managing Director have complied with the rules of the Finnish Companies Act.

    In our opinion, the financial statements have been prepared in accordance with the Finnish Accounting Act and other rules and regulations governing the preparation of financial statements in Finland. The financial statements give a true and fair view, as defined in the Accounting Act, of the result of operations, as well as of the financial position of the company. The financial statements can be adopted and the members of the Board of Directors and the Managing Director of the parent company can be discharged from liability for the period audited by us. The proposal made by the Board of Directors on how to deal with the retained earnings is in compliance with the Finnish Companies Act.

    Oulu, 14 March 1995

    KPMG WIDERI OY AB


    /s/ Pirkko Lauste

    Pirkko Lauste
    Authorized Public Accountant

       Translation of financial statements originally issued in Finnish



                                      SOLITRA OY


                           FINANCIAL STATEMENTS 31.12.1994

                                     (TRANSLATED)

       Translation of financial statements originally issued in Finnish

SOLITRA OY FINANCIAL STATEMENTS 31.12.1994




CONTENTS

    Annual Report of the Board         3

    Profit and Loss Account            5


    Balance sheet                      6

    Funds statement                    7

    Notes of the account               8

    Auditor's Report                   14

       Translation of financial statements originally issued in Finnish


                                                                          1(2)

ANNUAL REPORT OF THE BOARD OF DIRECTORS FOR THE FINANCIAL PERIOD from January 1, 1994 to December 31, 1994

GENERAL

Solitra designs, manufactures and markets radio frequency components and subsystems for the cellular industry. The business segment grew rapidly during 1994. The company's prior investments in R & D along with growth of the business segment and favorable currency exchange rates resulted in the company growing more strongly than anticipated.

MARKETING PRODUCTION AND R & D

During the year marketing efforts were concentrated in cellular base station filters and subsystems. Also the largest growth took place in this area.

Filters for cellular terminals were manufactured for the 450 MHz mobile and hand portable products.

R & D efforts were focused in integrated mini/ microcell base station subsystems and 450 MHz hand portable phone filters.

The company received an ISO9001 certificate for the quality system in March
1994.


NET SALES AND OPERATING PROFIT

Net sales improved from the previous year's 24.831.788,52 FIM to 46.437.925,58 FIM. Operating profits improved from the previous year' s 21.37% to 30.15%. These figures create a firm foundation for the continued development of the company as well as helping us answer our clients increasing challenges.

PROFIT

Profit before taxes was 8.224.258,24 FIM or 17.71% of net sales. Profit after taxes was 6.370.498,73 FIM or 13.71%.

The gearing ratio percentage improved from the previous year's 18.13% to 35.08%, (100x(equity + appropriations)/total assets).

       Translation of financial statements originally issued in Finnish

                                                                          2(2)
OWNERSHIP AND ADMINISTRATION OF THE COMPANY

Rautaruukki Oy (86.8%) and Mr. Juha Sipila (13.2%) sold their shares of the company in December 1994. The new owner of the company is the holding company Solifil Oy, which owns all of Solitra Oy's shares. The owners intend to merge Solitra Oy to the holding company during 1995.

The board of directors up to December 19, 1994:

Mr. Lauri Kuokkanen               Ultracom Oy, chairman of the board
Mr. Martti Karppinen              Rautaruukki Oy
Mr. Jorma Lukkari                 Rautatuukki Oy
Mr. Juha Sipila                   Solitra Oy

Starting December 19, 1994:

Mr. Lauri Kuokkanen               Ultracom Oy, chairman of the board
Mr. Heikki Nieminen               Rautaruukki Oy
Mr. Seppo Saynajakangas           Polar Electro Oy
Mrs. Sisko Sammallahti-Skilander  Solitra Oy
Mr. Juha Sipila                   Solitra Oy

The board convened 8 times.

THE OUTLOOK FOR THE FINANCIAL PERIOD
from January 1, 1995 to December 31, 1995.

Growth is forecasted for current year as well. The largest increase is budgeted to take place during the fall, as has been the case in previous year.

Some of the most important decisions regarding the business segment will be made in the United States during this year. We will monitor the ongoing frequency auction closely, as the North American PCS1900 market is expected to represent 50 % of world total cellular markets in the near future.

PERSONNEL AND SALARIES PAID

The average number of employees was 103. Total wages and salaries amounted to 10.918.646,90 FIM (7.715.060,34 FIM in 1993), the share of the board members and the managing director being 341.490,00 FIM (429.050,00 FIM in 1993).

PROPOSAL FOR PROFIT DISTRIBUTION

The board proposes that 3.200.000 FIM be distributed as dividends, and that the remaining 3.170.498,73 FIM be left in retained earnings.

       Translation of financial statements originally issued in Finnish

SOLITRA OY
INCOME STATEMENT

                                                                     CURRENCY                    CURRENCY
                                                                       FIM                           FIM
                                                                 1.1.94-31.12.94               1.1.93-31.12.93
TURNOVER                                                           46,437,915.58                 24,831,788.52
Increase/decrease in finished goods inventories                       324,096.00                   (210,524.00)
Other operating income                                                 29,688.52                          0.00
VARIABLE COSTS
Materials and supplies                                            (18,042,056.67)                (6,830,343.78)
Change in inventories                                               2,049,767.80                   (180,634.23)
Wages and salaries and other personnel costs                       (8,479,042.29)                (5,588,787.37)
Rents                                                                (358,282.79)                  (216,430.62)
Other variable costs                                               (1,343,196.63)                  (855,943.00)
VARIABLE COSTS IN TOTAL                                           (26,172,810.58)               (13,672,139.00)

OPERATING PROFIT BEFORE DEPRECIATION                               20,618,889.52                 10,949,125.52

FIXED COSTS
Wages and salaries and other personnel costs                       (5,602,708.20)                (4,220,391.40)
Rents                                                                 (97,886.82)                  (131,765.00)
Other fixed costs                                                    (914,520.22)                (1,290,246.56)
FIXED COSTS IN TOTAL                                               (6,615,115.24)                (5,642,402.96)

OPERATING MARGIN                                                   14,003,774.28                  5,306,722.56

DEPRECIATION ACCORDING TO PLAN
Buildings and structures                                             (147,909.26)                  (165,730.60)
Machinery and equipment                                            (2,189,864.54)                (2,121,426.35)
Other long-term expenses                                           (1,046,304.65)                (1,307,126.97)
DEPRECIATION ACCORDING TO PLAN IN TOTAL                            (3,384,078.45)                (3,594,283.92)

TRADING PROFIT                                                     10,619,695.83                  1,712,438.64

FINANCIAL INCOME AND EXPENSES
Interest income                                                       106,949.58                     99,690.70
Interest expenses                                                    (793,940.31)                  (444,373.02)
Other financial income and expenses                                  (228,653.34)                  (242,247.28)
FINANCIAL INCOME AND EXPENSES IN TOTAL                               (915,644.07)                  (586,929.60)

PROFIT BEFORE RESERVES AND INCOME TAXES                             9,704,051.76                  1,125,509.04

INCREASE/DECREASE IN RESERVES
Change in operating reserve                                                 0.00                   (318,202.55)
Depreciation above the plan                                        (1,479,793.52)                         0.00

PROFIT BEFORE TAXES                                                 8,224,258.24                    807,306.49

INCOME TAXES
For the financial period                                           (2,057,045.55)                  (203,286.04)
For previous periods                                                  203,286.04                    (14,916.20)
INCOME TAXES IN TOTAL                                              (1,853,759.51)                  (218,202.24)
PROFIT FOR THE PERIOD                                               6,370,498.73                    589,104.25

       Translation of financial statements originally issued in Finnish

SOLITRA OY
BALANCE SHEET

                                                                       CURRENCY                    CURRENCY
                                                                         FIM                          FIM
                                                                       12/31/94                    12/31/93
ASSETS

FIXED ASSETS AND OTHER NON-CURRENT
INVESTMENTS
Land and water                                                        308,180.00                    125,900.00
Buildings and structures                                            6,179,372.42                  2,201,849.35
Machinery and equipment                                             5,071,175.23                  3,247,142.12
Advance payments                                                      161,287.81
Shares and contributions                                               41,150.00                     46,150.00
Intangible assets                                                     601,309.06                    251,033.88
Other long-term expenses                                               35,282.76                    964,172.28
FIXED ASSETS IN TOTAL                                              12,397,757.28                  6,836,247.63

INVENTORIES
Materials and supplies                                              3,407,422.40                  1,291,065.00
Finished products                                                     426,169.00                    241,716.00
Work in progress                                                       73,053.40
INVENTORIES IN TOTAL                                                3,906,644.80                  1,532,781.00

FINANCIAL ASSETS
Cash in hand and at banks                                           1,093,852.63                     21,408.28
Accounts receivable                                                 8,513,538.06                  2,410,267.24
Loan receivable                                                     1,890,921.37                  4,459,698.12
Prepaid expenses and accrued income                                 2,749,415.10                    550,512.56
FINANCIAL ASSETS IN TOTAL                                          14,247,727.16                  7,441,886.20

ASSETS IN TOTAL                                                    30,552,129.24                 15,810,914.83

       Translation of financial statements originally issued in Finnish

SOLITRA OY
BALANCE SHEET
GROUP

                                                                       CURRENCY                    CURRENCY
                                                                         FIM                          FIM
                                                                        12/31/94                    31.12.1993
LIABILITIES

SHAREHOLDERS' EQUITY
Restricted equity
     Share capital                                                    303,000.00                    303,000.00
     Reserve fund                                                   2,894,300.00                  2,894,300.00
Restricted equity in total                                          3,197,300.00                  3,197,300.00

Unrestricted equity
     Retained earnings                                               (648,065.56)                (1,237,169.81)
     Profit for the period                                          6,370,498.73                    589,104.25
Unrestricted equity in total                                        5,722,433.17                   (648,065.56)
SHAREHOLDERS' EQUITY IN TOTAL                                       8,919,733.17                  2,549,234.44

RESERVES
Transitional reserves                                                 318,202.55                    318,202.55
Accelerated depreciation                                            1,479,793.52                          0.00
RESERVES IN TOTAL                                                   1,797,996.07                    318,202.55

LONG-TERM LIABILITIES
Loans from financial institutions                                   5,163,535.09                  5,193,753.00
Loans from pension companies                                          874,193.00                    939,992.00
Other long-term liabilities                                         4,003,660.82                  3,593,000.00
Loan repayments due during the next period                         (1,659,198.51)                (3,023,547.50)
LONG-TERM LIABILITIES IN TOTAL                                      8,382,190.40                  6,703,197.50

SHORT-TERM LIABILITIES
Accounts payable                                                    3,990,112.85                  1,365,425.94
Accrued expense and deferred income                                 5,802,898.24                  1,851,306.90
Other short-term liabilities
     Loan repayments due during the next year                       1,659,198.51                  3,023,547.50
SHORT-TERM LIABILITIES IN TOTAL                                    11,452,209.60                  6,240,280.34

LIABILITIES IN TOTAL                                               30,552,129.24                 15,810,914.83

       Translation of financial statements originally issued in Finnish

SOLITRA OY
FUNDS STATEMENT

                                                                       CURRENCY                    CURRENCY
                                                                         FIM                          FIM
                                                                         1994                          1993
SOURCES OF FUNDS

Cash-flow financing:
     Net profit                                                     6,370,498.73                    589,104.25
     Depreciations                                                  4,863,871.97                  3,594,283.92
     Change in reserves                                                     0.00                    318,202.55
Cash-flow financing total                                          11,234,370.70                  4,501,590.72
Long-term liquid assets                                                     0.00                          0.00
Fixed assets sales                                                    136,000.00                  1,640,194.41
Increase of long-term loans                                         9,213,421.31                  4,093,000.00
Changes in valuation items                                                  0.00                          0.00
Stock issue                                                                 0.00                          0.00

SOURCES OF FUNDS TOTAL                                             20,583,792.01                 10,234,785.13


USE OF FUNDS

Long-term receivables                                                       0.00                         0.00
Investments                                                         9,081,588.10                 2,536,240.02
Long-term loans                                                     7,534,428.41                 5,842,030.50
Dividends                                                                   0.00                         0.00
     Total                                                         16,616,016.51                 8,378,270.52
Change in net working capital                                       3,967,775.50                 1,856,514.61

USE OF FUNDS TOTAL                                                 20,583,792.01                10,234,785.13


CHANGE IN NET WORKING CAPITAL

Cash in hand and at banks                                           1,093,852.63                     21,408.28
Other short-term receivables                                       13,153,874.53                  7,420,477.92
Inventory                                                           3,906,644.80                  1,532,781.00
Short-term external liabilities                                   (11,452,209.60)                (6,240,280.34)

NET WORKING CAPITAL TOTAL                                           6,702,162.36                  2,734,386.86

Change in net working capital                                       3,967,775.50                  1,856,514.61

Net working capital 1.1.                                            2,734,386.86                    877,882.25
Net working capital 31.12.                                          6,702,162.36                  2,734,386.86


       Translation of financial statements originally issued in Finnish

SOLITRA OY FINANCIAL STATEMENTS 31.12.1994

                                                                            1994                          1993
NOTES TO THE FINANCIAL STATEMENTS

1. NET SALES BY MARKET AREA (1000 FIM)

     Finland                                                           26,558.00                     11,951.00
     Other Nordic countries                                               299.00                      2,800.00
     Other European countries                                          19,192.00                      9,598.00
     U.S.A. and Canada                                                    389.00                        483.00

     Total                                                             46,438.00                     24,832.00

2. SALARIES AND FRINGE BENEFITS

     Wages and salaries                                            10,807,996.90                  7,698,510.34
     Fringe benefits                                                  110,650.00                     93,080.00
     Pensions                                                       1,640,715.34                  1,591,751.65
     Other personnel expenses                                       1,633,038.25                    425,836.78

     Total                                                         14,192,400.49                  9,809,178.77

3. INTEREST INCOME AND EXPENSES

     Interest income from short-term investments                      106,949.58                     99,690.70
     Translation differences                                          (53,022.60)                  (215,632.78)
     Interest expenses                                               (793,940.31)                  (444,373.02)
     Other financial expenses                                        (175,630.74)                   (26,614.50)

     Total                                                           (915,644.07)                  (586,929.60)

4. GROUP RECEIVABLES AND LIABILITIES

     Debt to Solifil Oy                                               800,000.00

     Rautaruukki Oy
          Receivables                                                                             4,459,698.12

          Liabilities
                Short-term                                                                          718,600.00
                Long-term                                                                         2,874,400.00

                Total                                                                             3,593,000.00

5. TANGIBLE ASSETS AND DEPRECIATIONS

     The book value for taxation purposes at 31.12.1993 was equal to the book value after

       Translation of financial statements originally issued in Finnish depreciations according to plan. The depreciations according to plan 1994 have been accounted from this book value on the basis of the remaining lifetime of the fixed assets. The depreciation plan for buildings and structures is 30 years, for improvements of buildings 10 years and for machinery and equipment 5 years. Years' 1991 and 1992 research and development expenses have been fully depreciated as of December 31, 1994, as they are not expected to generate any net sales during 1995.

     The tax values for fixed assets are:

                                                            1994            1993

     Land and water areas                                 213,824.00        31,544.00
     Buildings and structures                           4,331,601.00     1,620,135.00
     Shares and contributions                              41,150.00        46,150.00

     Total                                              4,586,575.00     1,697,829.00

     The administration building and the new factory have the above acquisition values. The tax values are not yet available.

FIXED ASSETS SPECIFICATIONS

INTANGIBLE ASSETS


COMPUTER PROGRAMS

Accum.book value at 1st of January                        252,102.17       210,517.28
     Additions during the period                          321,763.73        53,034.91
     Reductions during the period                               0.00       (11,450.00)
Accum. book value at 31st of December                     573,865.90       252,102.19
     Acc. depreciations according to plan                (247,782.41)     (196,198.95)
     Book value at the end of the period                  326,083.49        55,903.24

PATENTS AND OTHER INTANGIBLE ASSETS

Accum.book value at 1st of January                        200,031.66       157,138.50
     Additions during the period                          216,100.00        69,170.00
     Reductions during the period                        (109,000.00)      (26,276.84)
Accum. book value at 31st of December                     307,131.66       200,031.66
     Acc. depreciations according to plan                 (31,906.09)       (4,901.02)
     Book value at the end of the period                  275,225.57       195,130.64

INTANGIBLE ASSETS TOTAL

Accum. book value at 1st of January                       452,133.83       367,655.78
     Additions during the period                          537,863.73       122,204.91
     Reductions during the period                        (109,000.00)      (37,726.84)
Accum. book value at 31st of December                     880,997.56       452,133.85
     Acc. depreciations according to plan                (279,688.50)     (201,099.97)
     Book value at the end of the period                  601,309.06       251,033.88

       Translation of financial statements originally issued in Finnish

                                                            1994            1993
OTHER LONG-TERM EXPENSES

RESEARCH AND DEVELOPMENT EXPENSES

Accum.book value at 1st of January                      4,472,249.29     4,472,249.29
     Additions during the period                                0.00             0.00
     Reductions during the period                               0.00             0.00
Accum. book value at 31st of December                   4,472,249.29     4,472,249.29
     Acc. depreciations according to plan              (4,472,249.29)   (3,508,077.01)
     Book value at the end of the period                        0.00       964,172.28

OTHER LONG-TERM EXPENSES

Accum.book value at 1st of January                        141,997.10       141,997.06
     Additions during the period                           38,826.58             0.00
     Reductions during the period                               0.00             0.00
Accum. book value at 31st of December                     180,823.68       141,997.06
     Acc. depreciations according to plan                (145,540.92)     (141,997.06)
     Book value at the end of the period                   35,282.76             0.00

OTHER LONG-TERM EXPENSES TOTAL

Accum.book value at 1st of January                      4,614,246.39     4,614,246.35
     Additions during the period                           38,826.58             0.00
     Reductions during the period                               0.00             0.00
Accum. book value at 31st of December                   4,653,072.97     4,614,246.35
     Acc. depreciations according to plan              (4,617,790.21)   (3,650,074.07)
     Book value at the end of the period                   35,282.76       964,172.28

TANGIBLE ASSETS

LAND AND WATER AREAS

Accum.book value at 1st of January                        125,900.00       125,900.00
     Additions during the period                          182,280.00             0.00
     Reductions during the period                               0.00             0.00
Accum. book value at 31st of December                     308,180.00       125,900.00
     Acc. depreciations according to plan                       0.00             0.00
     Book value at the end of the period                  308,180.00       125,900.00

BUILDINGS AND STRUCTURES

Accum.book value at 1st of January                      2,424,356.23     2,354,177.26
     Additions during the period                        4,125,432.33        70,178.97
     Reductions during the period                               0.00             0.00
Accum. book value at 31st of December                   6,549,788.56     2,424,356.23
     Acc. depreciations according to plan                (370,416.14)     (222,506.88)
     Book value at the end of the period                6,179,372.42     2,201,849.35

       Translation of financial statements originally issued in Finnish

                                                             1994           1993
MACHINERY AND EQUIPMENT

Accum.book value at 1st of January                      5,810,338.08     5,100,549.51
     Additions during the period                        4,016,897.65     2,433,756.14
     Reductions during the period                          (3,000.00)   (1,723,967.57)
Accum. book value at 31st of December                   9,824,235.73     5,810,338.08
     Acc. depreciations according to plan              (4,753,060.50)   (2,563,195.96)
     Book value at the end of the period                5,071,175.23     3,247,142.12

ADVANCE PAYMENTS AND CONSTRUCTION IN PROGRESS

Accum.book value at 1st of January                              0.00             0.00
     Additions during the period                          161,287.81             0.00
     Reductions during the period                               0.00             0.00
Accum. book value at 31st of December                     161,287.81             0.00
     Acc. depreciations according to plan                       0.00             0.00
     Book value at the end of the period                  161,287.81             0.00

TANGIBLE ASSETS TOTAL

Accum.book value at 1st of January                      8,360,594.31     7,580,626.77
     Additions during the period                        8,485,897.79     2,503,935.11
     Reductions during the period                          (3,000.00)   (1,723,967.57)
Accum. book value at 31st of December                  16,843,492.10     8,360,594.31
     Acc. depreciations according to plan              (5,123,476.64)   (2,785,702.84)
     Book value at the end of the period               11,720,015.46     5,574,891.47

SHARES

SHARES AND CONTRIBUTIONS

Accum.book value at 1st of January                         46,150.00        14,550.00
     Additions during the period                           19,000.00        31,600.00
     Reductions during the period                         (24,000.00)            0.00
Accum. book value at 31st of December                      41,150.00        46,150.00
     Acc. depreciations according to plan                       0.00             0.00
     Book value at the end of the period                   41,150.00        46,150.00

SHARES AND CONTRIBUTIONS TOTAL

Accum.book value at 1st of January                         46,150.00        14,550.00
     Additions during the period                           19,000.00        31,600.00
     Reductions during the period                         (24,000.00)            0.00
Accum. book value at 31st of December                      41,150.00        46,150.00
     Acc. depreciations according to plan                       0.00             0.00
     Book value at the end of the period                   41,150.00        46,150.00

       Translation of financial statements originally issued in Finnish

                                                             1994            1993
FIXED ASSETS AND LONG-TERM
INVESTMENTS TOTAL

Accum.book value at 1st of January                     13,880,618.16    12,384,662.94
     Additions during the period                        9,081,588.10     2,657,740.02
     Reductions during the period                        (136,000.00)   (1,761,694.41)
Accum. book value at 31st of December                  22,418,712.63    13,473,124.51
     Acc. depreciations according to plan             (10,020,955.35)   (6,636,876.88)
     Book value at the end of the period               12,397,757.28     6,836,247.63


Accumulated depreciation difference 1.1.1994                    0.00
     Additions during 1.1.-31.12.94                     1,479,793.52

Accumulated depreciation difference Dec. 31 1995        1,479,793.52

Machinery and equipment of the total book value         4,682,408.33     3,016,129.00

6. CHANGES IN SHAREHOLDERS' EQUITY

Restricted equity
     Share capital                                        303,000.00       303,000.00
     New issue                                          2,894,300.00     2,894,300.00

Restricted equity total at Dec. 31                      3,197,300.00     3,197,300.00

Non-restricted equity
     Retained earnings from previous years               (648,065.56)   (1,237,169.81)
     Profit for the period                              6,370,498.73       589,104.25

     Non-restricted equity Dec.31                       5,722,433.17      (648,065.56)

Shareholders' equity total Dec. 31                      8,919,733.17     2,549,234.44

7. PLEDGES, MORTGAGES AND CONTINGENT LIABILITIES

FOR OWN DEBTS:
Real estate pledged                                     4,400,000.00     4,500,000.00
Business mortgages                                      7,600,000.00

Mortgages for own debts total                          12,000,000.00     4,500,000.00


       Translation of financial statements originally issued in Finnish

8. SIGNATURES


Oulu 22.02.1995




Lauri Kuokkanen             Seppo Saynajakangas               Heikki Nieminen




     Juha Sipila                      Sisko Sammallahti-Siklander



AUDITOR'S NOTATION


We have given today the auditor's report on the audit we have made on Solitra Oy. The financial statements of Solitra Oy give a true and fair view of the company's results as well as the financial position.




Oulu 14.3.1995



KPMG WIDERI OY AB



Pirkko Lauste
Certified Public Accountant

                           [LETTERHEAD]


AUDITORS' REPORT          (TRANSLATION)

To the shareholders of Solitra Oy


      We have audited the accounting records, the financial statements and the administration by the Board of Directors and the Managing Director of Solitra Oy for the financial period of 23 October 1994 - 31 December 1995. The financial statements, which include the report of the Board of Directors, consolidated and parent company income statements, balance sheets and notes to the financial statements, have been prepared by the Board of Directors and the Managing Director. On the basis of our audit we express an opinion on these accounts and the company's administration.

      We have conducted our audit in accordance with Finnish Generally
      Accepted Auditing Standards. Those standards require that we plan and perform the audit in order to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by the management, as well as evaluating the overall financial statement presentation. The purpose of our audit of the administration has been to examine that the Board of Directors and the Managing Director have complied with the rules of the Finnish Companies Act.

      In our opinion, the financial statements have been prepared in accordance with the Finnish Accounting Act and other rules and regulations governing the preparation of financial statements in Finland. The financial statements give a true and fair view, as defined in the Accounting Act, of both the consolidated and parent company result of operations, as well as of the financial position. The financial statements can be adopted and the members of the Board of Directors and the Managing Director of the Parent company can be discharged from liability for the period audited by us. The proposal made by the Board of Directors on how to deal with the retained earnings is in compliance with the Finnish Companies' Act.

      Oulu, February 6, 1996

      KPMG WIDERI OY AB

      /s/ Pirkko Lauste
      Pirkko Lauste
      Authorized Public Accountant

       Translation of financial statements originally issued in Finnish





                                  SOLITRA OY


                        FINANCIAL STATEMENTS 31.12.1995

                                 (TRANSLATION)

       Translation of financial statements originally issued in Finnish


                                                 1(2)


ANNUAL REPORT OF THE BOARD OF DIRECTORS FOR THE FINANCIAL PERIOD from October 23, 1994 to December 31, 1995

GENERAL

Solitra designs, manufactures and markets radio frequency components and subsystems for the cellular industry. The business segment grew rapidly during 1995, even though the growth in handheld cellular phone sales in America did not quite match the expectations. The company was founded in October 23, 1994 and the name was Solifil Oy. December 14, 1994 the company bought the total capital stock of Solitra Oy from Rautaruukki Oy and Juha Sipila, at the same time the capital stock of the company was raised to 9.625.000,00 FIM. On November 8th, 1995, Solitra Oy merged with the (holding co.) Solifil Oy, and at the same time Solifil Oy's name was changed to Solitra Oy. The reason for changing name was to guarantee an undistributed continuation of operation.

The company' s main site of business is in Kempele , a production unit in the county of Ruukki, sales office in London and a subsidiary company, Solitra USA Inc., in the USA in the State of Minnesota.

MARKETING, PRODUCTION AND R&D

During the year the company's primary operations were concentrated on the time after the merger. All operations continued their functions undisturbingly after the merger. Marketing efforts were concentrated in a cellular base stations filters and subsystems.

Filters for cellular terminals were manufactured for the 450 MHz mobile and hand portable products. In this segment our clientele increased and two new products were introduced for production.

R&D continued focusing its efforts in integrated mini/microcell base station subsystems and 450 MHz hand portable phone filters. As a new product group, the production and marketing of Rf-measuring system was started.

NET SALES AND OPERATING PROFIT

Parent company's net sales were 12.283.469,85 FIM, the Groups' net sales were 74.870.350,38 FIM. Parent company's operating profit was 33.9 % and the Group's operating profit was 29.1%.

PROFIT

The Parent company' s profit before reserves and income tax was 6.159.491,87 FIM (the Group' s was 9.054.968,65). The parent company's net profit after taxes was 4.619.809,87 FIM (the Group's was 4.453.142,59 FIM).

       Translation of financial statements originally issued in Finnish

                                                 2(2)



OWNERSHIP AND ADMINISTRATION OF THE COMPANY

The board of directors during the financial period:

Mr. Lauri Kuokkanen               Ultracom Oy, Chairman of the board
Mr. Heikki Nieminen               Rautaruukki Oy
Mr. Seppo Saynajakangas           Polar Electro Oy
Mrs. Sisko Sammallahti-Skilander  Solitra Oy
Mr. Juha Sipila                   Solitra Oy

The board convened  8 times

THE OUTLOOK FOR  THE PERIOD OF January 1, 1996 - December 31,1996

Growth is forecasted for current year as well. The uncertain and jumpy market conditions in the US (especially decisions in technology) are obscuring the predictability for the financial period.

PERSONNEL AND PAID SALARIES

After the merger the average number of employees was 157 for the Parent company and the Group had an average of 148 employees during 1995. The Group's total paid wages and salaries amounted to 17.019.798,88 FIM, the share of the board members and the managing directors being 940.422,46 FIM. The total share of the Parent company' s paid wages and salaries were 2.618.180,34 FIM, from where the managing director and the members of the board received 76.683,00 FIM total.

PROPOSAL FOR PROFIT DISTRIBUTION

The board proposes to the shareholders' meeting that 1.097.250,00 FIM be distributed as dividends (57 FIM per share) from the profit for the year, and the remainder being left in retained earnings.

       Translation of financial statements originally issued in Finnish

SOLITRA OY                                                        CURRENCY
INCOME STATEMENT                                                    FIM
GROUP                                                         23.10.94-31.12.95

TURNOVER                                                          74,870,350.38
Increase/decrease in finished goods inventories                     (127,649.16)
Other operating income                                                16,195.12
VARIABLE COSTS
Materials and supplies                                           (27,654,408.27)
Increase/decrease in inventories                                   3,665,919.44
Wages and other personnel costs                                  (12,437,434.86)
Rents                                                               (511,123.42)
Other variable costs                                              (2,724,112.16)
VARIABLE COSTS IN TOTAL                                          (39,661,159.27)

GROSS PROFIT                                                      35,097,737.07

FIXED COSTS AND EXPENSES
Salaries and other personnel expenses                             (8,994,088.86)
Rents                                                               (147,873.28)
Other fixed costs                                                 (4,234,325.07)
FIXED COSTS AND EXPENSES IN TOTAL                                (13,376,287.21)

OPERATING PROFIT                                                  21,721,449.86

DEPRECIATION ACCORDING TO PLAN
Buildings and structures                                            (312,475.11)
Machinery and equipment                                           (2,213,588.96)
Other long-term expenses
        Intangible rights                                         (3,810,768.99)
        Capitalized expenditure                                       (8,016.17)
DEPRECIATION ACCORDING TO PLAN IN TOTAL                           (6,344,849.23)

TRADING PROFIT                                                    15,376,600.63

FINANCIAL INCOME AND EXPENSES
Interest income                                                      334,409.34
Interest expenses                                                 (1,070,308.39)
Other financial income and expenses                                 (816,188.56)
FINANCIAL INCOME AND EXPENSES IN TOTAL                            (1,552,087.61)

EXTRAORDINARY EXPENSES                                            (4,769,544.37)

PROFIT BEFORE RESERVES AND INCOME TAXES                            9,054,968.65

INCREASE/DECREASE IN RESERVES
Depreciation above the plan                                       (1,580,368.20)

INCOME TAXES
For the financial period                                          (3,021,457.86)
For previous periods                                                       0.00
INCOME TAXES IN TOTAL                                             (3,021,457.86)
PROFIT FOR THE PERIOD                                              4,453,142.59

       Translation of financial statements originally issued in Finnish

SOLITRA OY                                                          CURRENCY
BALANCE SHEET                                                          FIM
GROUP                                                               12/31/95

ASSETS

FIXED ASSETS AND OTHER NON-CURRENT
INVESTMENTS
Land and water                                                       353,744.81
Buildings and structures                                           7,697,962.47
Advance payments                                                      31,675.98
Machinery and equipment                                           10,843,850.47
Shares and contributions                                              41,150.00
Other tangible assets                                                 97,004.19
Intangible assets                                                    275,861.94
Other capitalized expenditures                                    33,971,434.05
FIXED ASSETS IN TOTAL                                             53,312,683.91

INVENTORIES
Materials and supplies                                             6,344,785.32
Finished products and work in progress                             1,121,605.91
INVENTORIES IN TOTAL                                               7,466,391.23

FINANCIAL ASSETS
Cash in hand and at banks                                         10,972,343.25
Accounts receivable                                               11,103,391.67
Prepaid expenses and accrued income                                3,186,809.08
FINANCIAL ASSETS IN TOTAL                                         25,262,544.00

ASSETS IN TOTAL                                                   86,041,619.14

       Translation of financial statements originally issued in Finnish

SOLITRA OY                                                          CURRENCY
BALANCE SHEET                                                         FIM
GROUP                                                              31.12.1995

LIABILITIES

SHAREHOLDERS' EQUITY
Restricted equity
        Share capital                                              9,625,000.00
        Reserve fund                                               9,600,000.00
        Translation difference                                        22,344.00
Restricted equity in total                                        19,247,344.00

Unrestricted equity
        Retained earnings                                                  0.00
        Profit for the period                                      4,453,142.59
Unrestricted equity in total                                       4,453,142.59

SHAREHOLDERS' EQUITY IN TOTAL                                     23,700,486.59

CAPITAL LOANS                                                      7,000,000.00

SHAREHOLDERS' EQUITY AND                                          30,700,486.59
SUBORDINATED LOAN

RESERVES
Transitional reserves                                                318,202.55
Accelerated depreciation                                           3,060,161.72
RESERVES IN TOTAL                                                  3,378,364.27

LONG-TERM LIABILITIES
Loans from financial institutions                                 20,363,368.63
Loans from pension companies                                       2,777,842.00
Other long-term liabilities                                       14,536,482.72
Loan repayments due during the next period                        (6,744,020.49)
LONG-TERM LIABILITIES IN TOTAL                                    30,933,672.86

SHORT-TERM LIABILITIES
Accounts payable                                                   5,130,780.01
Accrued expense and deferred income                                8,919,735.23
Other short-term liabilities                                       6,978,580.18
SHORT-TERM LIABILITIES IN TOTAL                                   21,029,095.42

SHORT- AND LONG-TERM LIABILITIES IN TOTAL                         51,962,768.28

LIABILITIES IN TOTAL                                              86,041,619.14

       Translation of financial statements originally issued in Finnish

SOLITRA OY                                                        CURRENCY
INCOME STATEMENT                                                     FIM
PARENT COMPANY                                                23.10.94-31.12.95

TURNOVER                                                          12,283,469.85
Increase/decrease in finished goods inventories                       52,454.70
Other operating income                                                     0.00
VARIABLE COSTS
Materials and supplies                                            (5,342,386.59)
Increase/decrease in inventories                                   1,206,279.49
Wages and other personnel costs                                   (1,931,132.57)
Rents                                                                (12,839.46)
Other variable costs                                                (555,885.62)
VARIABLE COSTS IN TOTAL                                           (6,635,964.75)

GROSS PROFIT                                                       5,699,959.80

FIXED COSTS AND EXPENSES
Salaries and other personnel expenses                             (1,264,346.48)
Rents                                                                (18,506.79)
Other fixed costs                                                   (253,030.36)
FIXED COSTS AND EXPENSES IN TOTAL                                 (1,535,883.63)

OPERATING PROFIT                                                   4,164,076.17

DEPRECIATION ACCORDING TO PLAN
Buildings and structures                                             (56,235.70)
Machinery and equipment                                             (524,804.25)
Other long-term expenses                                          (3,707,878.21)
        Intangible rights
        Capitalized expenditure
DEPRECIATION ACCORDING TO PLAN IN TOTAL                           (4,288,918.16)

TRADING PROFIT                                                      (124,841.99)

FINANCIAL INCOME AND EXPENSES
Dividends                                                          6,933,333.34
Interest income                                                      192,580.08
Interest expenses                                                   (217,300.00)
Other financial income and expenses                                 (624,279.56)
FINANCIAL INCOME AND EXPENSES IN TOTAL                             6,284,333.86

PROFIT BEFORE RESERVES AND INCOME TAXES                            6,159,491.87

INCOME TAXES
For the financial period                                          (1,539,682.00)
For previous periods                                                       0.00
INCOME TAXES IN TOTAL                                             (1,539,682.00)
PROFIT FOR THE PERIOD                                              4,619,809.87

       Translation of financial statements originally issued in Finnish

SOLITRA OY                                                           CURRENCY
BALANCE SHEET                                                           FIM
PARENT COMPANY                                                       12/31/95

ASSETS

FIXED ASSETS AND OTHER NON-CURRENT
INVESTMENTS
Land and water                                                       308,180.00
Buildings and structures                                           6,441,329.19
Advance payments                                                      31,675.98
Machinery and equipment                                           10,402,598.40
Shares and contributions                                           1,064,870.00
Other tangible assets                                                 27,460.29
Intangible assets                                                          0.00
Other capitalized expenditures                                    34,201,964.15
FIXED ASSETS IN TOTAL                                             52,478,078.01

INVENTORIES
Materials and supplies                                             6,337,591.19
Finished products and work in progress                             1,121,605.91
INVENTORIES IN TOTAL                                               7,459,197.10

FINANCIAL ASSETS
Cash in hand and at banks                                         10,235,505.71
Accounts receivable                                               11,104,139.67
Prepaid expenses and accrued income                                3,040,022.20
FINANCIAL ASSETS IN TOTAL                                         24,379,667.58

CURRENT ASSETS IN TOTAL                                           31,838,864.68

ASSETS IN TOTAL                                                   84,316,942.69

       Translation of financial statements originally issued in Finnish

SOLITRA OY                                                           CURRENCY
BALANCE SHEET                                                          FIM
PARENT COMPANY

LIABILITIES                                                        12/31/95

SHAREHOLDERS' EQUITY
Restricted equity
        Share capital                                              9,625,000.00
        Reserve fund                                               9,600,000.00
Restricted equity in total                                        19,225,000.00

Unrestricted equity
        Retained earnings                                                  0.00
        Profit for the period                                      4,619,809.87
Unrestricted equity in total                                       4,619,809.87

SHAREHOLDERS' EQUITY IN TOTAL                                     23,844,809.87

CAPITAL LOANS                                                      7,000,000.00

SHAREHOLDERS' EQUITY AND                                          30,844,809.87
SUBORDINATED LOAN

RESERVES
Transitional reserves                                                318,202.55
Accelerated depreciation                                           3,060,161.72
RESERVES IN TOTAL                                                  3,378,364.27

LONG-TERM LIABILITIES
Loans from financial institutions                                 20,363,368.63
Loans from pension companies                                       2,777,842.00
Other long-term liabilities                                       12,985,300.00
Loan repayments due during the next period                        (6,640,124.24)
LONG-TERM LIABILITIES IN TOTAL                                    29,486,386.39

SHORT-TERM LIABILITIES
Accounts payable                                                   5,090,501.99
Accrued expense and deferred income                                8,837,417.93
Other short-term liabilities                                          39,338.00
Loan repayments due during the next year                           6,640,124.24
SHORT-TERM LIABILITIES IN TOTAL                                   20,607,382.16

SHORT- AND LONG-TERM LIABILITIES IN TOTAL                         50,093,768.55

LIABILITIES IN TOTAL                                              84,316,942.69

       Translation of financial statements originally issued in Finnish

SOLITRA OY
FUNDS STATEMENT

                                                                    CURRENCY                        CURRENCY
                                                                       FIM                            FIM
                                                                      GROUP                        PARENT CO
SOURCES OF FUNDS 31.12.1995

Cash-flow financing:
        Net profit                                                 4,453,142.59                  4,619,809.87
        Depreciations                                              7,925,217.43                  4,288,918.16
        Change in reserves                                                 0.00                          0.00
Cash-flow financing total                                         12,378,360.02                  8,908,728.03
Long-term liquid assets                                                    0.00                          0.00
Fixed assets sales                                                         0.00                          0.00
Increase of long-term loans                                       37,933,672.86                 36,486,386.39
Changes in valuation items                                                 0.00                          0.00
Stock issue                                                       19,225,000.00                 19,225,000.00

SOURCES OF FUNDS TOTAL                                            69,537,032.88                 64,620,114.42


USE OF FUNDS

Long-term receivables                                                      0.00                          0.00
Investments                                                       57,837,193.07                 53,388,631.90
Long-term loans                                                            0.00                          0.00
Dividends                                                                  0.00                          0.00
        Total                                                     57,837,193.07                 53,388,631.90
Change in net working capital                                     11,699,839.81                 11,231,482.52

USE OF FUNDS TOTAL                                                69,537,032.88                 64,620,114.42


CHANGE IN NET WORKING CAPITAL

Cash in hand and at banks                                         10,972,343.25                 10,235,505.71
Other short-term receivables                                      14,290,200.75                 14,144,161.87
Inventory                                                          7,466,391.23                  7,459,197.10
Short-term external liabilities                                  (21,029,095.42)               (20,607,382.16)

NET WORKING CAPITAL TOTAL                                         11,699,839.81                 11,231,482.52

Change in net working capital                                     11,699,839.81                 11,231,482.52

Net working capital 1.1.                                                   0.00                          0.00
Net working capital 31.12.                                        11,699,839.81                 11,231,482.52


       Translation of financial statements originally issued in Finnish

SOLITRA OY FINANCIAL STATEMENTS 31.12.1995
NOTES TO THE FINANCIAL STATEMENTS

Into the consolidated annual accounts a self established subsidiary SOLITRA USA has been added, which actual business activity will begin in spring 1996. The merged company's statement for the period Jan 1. 1995 to Nov. 11. 1995 is included in the group statement. In the group accounts, the profit of the merged company has been entered in the books as a merger loss. As a result of the merger the changes in the inventory do not correspond with the balance sheet.

The acquisition cost method was used to compile the group accounts.

All internal transactions, receivables and debts have been eliminated.

There are no internal interest income nor expenses within the Group.

The numbers in the Solitra USA Inc.'s financial statements have been changed to FIM (official average exchange-rate from the Bank of Finland) at the closing date.

The foreign receivables and debts have been changed to FIM (official average exchange-rate from the Bank of Finland) at the closing date.

                                                                  GROUP                      PARENT
                                                                                            COMPANY
1. NET SALES BY MARKET AREA (1000 FIM)
        Finland                                                  38,153.00                   6,237.00
        Other Nordic countries                                    1,659.00                     413.00
        Other European countries                                 34,966.00                   5,597.00
        Other countries                                              92.00                      36.00

        Total                                                    74,870.00                  12,283.00

2. SALARIES AND FRINGE BENEFITS

        Wages and salaries                                   18,029,950.38               2,870,359.95
        Pensions                                              2,695,198.12                 204,060.99
        Other personnel expenses                                706,375.22                 121,058.11

        Total                                                21,431,523.72               3,195,479.05
        Fringe benefits                                         132,720.00                  14,956.00

3. INTEREST INCOME AND EXPENSES

        Dividend yield                                                0.00               5,200,000.00
        Corporate tax refund                                          0.00               1,733,333.34
        Interest income from short-term investments             334,409.34                 175,609.93
        Translation differences                                 (13,536.43)                 16,970.15
        Interest expenses                                    (1,070,308.39)               (217,300.00)
        Other financial expenses                               (802,652.13)               (624,279.56)

        Total                                                (1,552,087.61)              6,284,333.86

4. MISCELLANOUS EXPENSES

        Merger loss write-off                                 4,769,544.37                       0.00

       Translation of financial statements originally issued in Finnish

5. TANGIBLE ASSETS AND DEPRECIATIONS

Fixed assets have been activated on direct acquisition cost. The depreciation plan for buildings and structures is 30 years, for improvements of buildings 10 years, for machinery equipment and intangible rights 5 years. The depreciation plan for merger loss is 10 years.

Tax values for fixed assets are:
For unconfirmed items the book value has been used.


                                                                 GROUP                     PARENT
                                                                                           COMPANY
        Land and water areas                                    146,984.81                 101,420.00
        Buildings and structures                              5,175,463.31               3,918,830.03
        Shares and contributions                                 41,150.00               1,064,870.00

        Total                                                 5,363,598.12               5,085,120.03


FIXED ASSETS SPECIFICATIONS

Accrued depreciations for the Group occurred after the merger, therefore they do not reconcile directly with the Group's balance sheet.

INTANGIBLE ASSETS

PATENTS AND OTHER INTANGIBLE ASSETS


Merger                                                          268,392.21                 268,392.21
        Additions                                                 9,223.20                   9,223.20
        Reductions                                                    0.00                       0.00
Accumulated book value Dec.31                                   277,615.41                 277,615.41
        Acc. depreciations according to plan Dec.31              (1,753.47)                 (1,753.47)
        Book value                                              275,861.94                 275,861.94

INTANGIBLE ASSETS TOTAL

Merger                                                          268,392.21                 268,392.21
        Additions                                                 9,223.20                   9,223.20
        Reductions                                                    0.00                       0.00
Accumulated book value Dec 31                                   277,615.41                 277,615.41
        Acc. depreciations according to plan Dec.31              (1,753.47)                 (1,753.47)
        Book value Dec 31                                       275,861.94                 275,861.94

       Translation of financial statements originally issued in Finnish

                                                               GROUP                         PARENT
                                                                                             COMPANY
OTHER LONG-TERM EXPENSES

COMPUTER PROGRAMS

Merger                                                          489,355.21                 489,355.21
        Additions                                                77,035.05                  30,646.47
        Reductions                                                    0.00                       0.00
Accumulated book value Dec. 31                                  566,390.26                 520,001.68
        Acc. depreciations according to plan Dec.31             (26,426.69)                (25,369.95)
        Book value Dec. 31                                      539,963.57                 494,631.73

MERGER LOSS

Merger loss                                                  37,110,722.46              37,110,722.46
        Acc. depreciations according to plan Dec.31          (3,679,251.98)             (3,679,251.98)
        Book value Dec. 31                                   33,431,470.48              33,431,470.48

OTHER LONG-TERM EXPENSES TOTAL

Merger                                                       37,600,077.67              37,600,077.67
        Additions                                                77,035.05                  30,646.47
        Reductions                                                    0.00                       0.00
Accumulated book value Dec. 31                               37,677,112.72              37,630,724.14
        Acc. depreciations according to plan Dec.31          (3,705,678.67)             (3,704,621.93)
        Book value Dec. 31                                   33,971,434.05              33,926,102.21

TANGIBLE ASSETS

LAND AND WATER AREAS

Merger                                                          308,180.00                 308,180.00
        Additions                                                45,564.80                       0.00
        Reductions                                                    0.00                       0.00
Accumulated book value Dec. 31                                  353,744.80                 308,180.00
        Acc. depreciations according to plan Dec.31                   0.00                       0.00
        Book value Dec. 31                                      353,744.80                 308,180.00

BUILDINGS AND STRUCTURES

Merger                                                        6,453,957.00               6,453,957.00
        Additions                                             1,303,740.17                  43,607.89
        Reductions                                                    0.00                       0.00
Accumulated book value Dec. 31                                7,757,697.17               6,497,564.89
        Acc. depreciations according to plan Dec.31             (59,734.70)                (56,235.70)
        Book value Dec.31                                     7,697,962.47               6,441,329.19

       Translation of financial statements originally issued in Finnish

                                                                 GROUP                 PARENT
                                                                                       COMPANY
MACHINERY AND EQUIPMENT

Merger                                                        9,393,601.58               9,393,601.58
        Additions                                             1,982,452.43               1,533,801.07
        Reductions                                                    0.00                       0.00
Accumulated book value Dec.31                                11,376,054.01              10,927,402.65
        Acc. depreciations according to plan Dec.31            (532,203.54)               (524,804.25)
        Book value Dec. 31                                   10,843,850.47              10,402,598.40

ADVANCE PAYMENTS AND CONSTRUCTION IN PROGRESS

Merger                                                          108,207.95                 108,207.95
        Additions                                               156,890.59                 156,890.59
        Reductions                                             (233,422.56)               (233,422.56)
Accumulated book value Dec.31                                    31,675.98                  31,675.98
        Acc. depreciations according to plan Dec.31                   0.00                       0.00
        Book value Dec. 31                                       31,675.98                  31,675.98

OTHER INTANGIBLE ASSETS

Merger                                                           28,963.10                  28,963.10
        Additions                                                69,737.60                       0.00
        Reductions                                                    0.00                       0.00
Accumulated book value Dec.31                                    98,700.70                  28,963.10
        Acc. depreciations according to plan Dec.31              (1,696.51)                 (1,502.81)
        Book value Dec. 31                                       97,004.19                  27,460.29

TANGIBLE ASSETS TOTAL

Merger                                                       16,292,909.63              16,292,909.63
        Additions                                             3,558,385.59               1,734,299.55
        Reductions                                             (233,422.56)               (233,422.56)
Accumulated book value Dec.31                                19,617,872.66              17,793,786.62
        Acc. depreciations according to plan Dec.31            (593,634.75)               (582,542.76)
        Book value Dec. 31                                   19,024,237.91              17,211,243.86

SHARES

SHARES AND CONTRIBUTIONS

Merger                                                           41,150.00                  41,150.00
        Additions                                                     0.00               1,023,720.00
        Reductions                                                    0.00
Accumulated book value Dec.31                                    41,150.00               1,064,870.00
        Acc. depreciations according to plan Dec.31                   0.00
        Book value Dec. 31                                       41,150.00               1,064,870.00

       Translation of financial statements originally issued in Finnish

                                                                GROUP                   PARENT
                                                                                        COMPANY
HOLDINGS AND OTHER LONG-TERM INVESTMENTS

Merger                                                           41,150.00                   41,150.00
        Additions                                                     0.00                1,023,720.00
        Reductions                                                    0.00                        0.00
Accumulated book value Dec.31                                    41,150.00                1,064,870.00
        Acc. depreciations according to plan Dec.31                   0.00                        0.00
        Book value Dec. 31                                       41,150.00                1,064,870.00


Companies              Group        Group        Parent co.          Nominal value      Book value
                     Ownership      Voice        Ownership           Parent Co.         Parent co.
                         %            %               %
Solitra USA Inc.          100         100              100            1,023,720.00       1,023,720.00
Oulun Puhelin Oy                                                         41,150.00          41,150.00
Total                                                                 1,064,870.00       1,064,870.00


                                                             GROUP                       PARENT
                                                                                         COMPANY
FIXED ASSETS TOTAL

Merger                                                       54,202,529.51              54,202,529.51
        Additions                                             3,644,643.84               2,797,889.22
        Reductions                                             (233,422.56)               (233,422.56)
Accumulated book value Dec.31                                57,613,750.79              56,766,996.17
        Acc. depreciations according to plan Dec.31          (4,301,066.89)             (4,288,918.16)
        Book value Dec. 31                                   53,312,683.90              52,478,078.01

Accumulated depreciation difference Dec. 31 1995

        Buildings and structures                                679,919.41                 679,919.41
        Machinery and equipment                               2,341,121.42               2,341,121.42
        Intangible assets                                        41,866.01                  41,866.01
        Long-term expenses                                       (2,745.12)                 (2,745.12)
                                                              3,060,161.72               3,060,161.72

Accumulated depreciation difference Dec. 31 1995              3,060,161.72               3,060,161.72
Machinery and equipment of the total book value              10,285,561.76               9,872,261.39

       Translation of financial statements originally issued in Finnish

6. CHANGES IN SHAREHOLDERS' EQUITY

Restricted equity
        Share capital Jan. 1                                          0.00                       0.00
        New issue                                             9,625,000.00               9,625,000.00
Reserves fund
        Emission of New issue                                 9,600,000.00               9,600,000.00
        Commutation difference                                   22,344.00

Restricted equity total at Dec. 31                           19,247,344.00              19,225,000.00
Non-restricted equity
        Non-restricted equity Jan. 1                                  0.00                       0.00
        Profit for the period                                 4,453,142.59               4,619,809.87

        Non-restricted equity Dec.31                          4,453,142.59               4,619,809.87

Shareholders' equity total Dec. 31                           23,700,486.59              23,844,809.87


7.CAPITAL LOANS

MB Corporate Finance LTD 7.000.000,00 FIM

Transfer and terms:
The lender has a right to exchange the promissory note in full, or partially into company-stock, the exchange rate being as follows: against the whole 7.000.000,00 FIM loan capital is given 1.750 shares of the company's stock. The nominal value of one share is 500 FIM and therefore the computational exchange price is 4.000 FIM. Right of exchange starts APRIL 2. annually, in case the interest is paid off in full. The right of exchange begins APR. 2. 2003, if the confirmed financial statements for the fiscal year, ending DEC
31.2002 indicates that the loan cannot be paid off by the due date. The right of exchange continues as long as the loan capital is either partially or fully unpaid, however, at least until the due date. In case the company's capital stock is going to be increased by a new issue or by stock dividend, or if it's going to be increased by any other legitimate means, or if a new convertible promissory note or a warrant bond with a subscription right is released, the owner of the convertible bond has the same or equal right (decided more precisely by the board) with the current shareholders.

The loan capital and interest have, in case of a bankruptcy or dissolution of the company, less priority than the other promissory notes, however at least the same preference as the possibility later to be released obligations that can be considered company's own capital. The loan does not have a bank guarantee nor any other security collateral. The receivables attached to the loan cannot be used to write off any expenditures. The loan or any part of it can be paid off only if the company can maintain a full restricted shareholders' equity in accordance with the confirmed consolidated balance sheet and the balance sheet prior to the payment during the previous accounting period.

Interest can be paid as long as the interest does not exceed the group's or the parent company's restricted shareholders' equity prior to the due date during the previous accounting period in accordance with the confirmed consolidated balance sheet.

       Translation of financial statements originally issued in Finnish

8. LIABILITIES


Long-term, over 5 years

        Loans from pension companies                          1,805,602.00               1,805,602.00

Long-term in total                                            1,805,602.00               1,805,602.00

Convertible bond

Polar Electro Oy  1.000.000,00 FIM
- - transfer time DEC 14. 1997 - DEC 31. 1997
- - terms: Polar Electro Oy may exchange their subscribed convertible bond into Solifil Oy's stock in a way that every 2.500,00 FIM loan option entitles them to subscribe one at 500 FIM per share. If during the loan period, the company increases its capital stock by a subscription issue or releases a new convertible bond or a bond with warrants, the holder of the convertible bond has the same right to subscribe new shares or convertible bonds or bonds with warrants as the share holder. The right of the possessor of the convertible bond is determined by the amount of shares that the convertible bond entitles to when exchanged.

In case the company decided to increase the capital stock by dividends, the holder of the convertible bond has to be given a chance to exchange the promissory note into stock prior to the decision at the shareholders' meeting. If the holder of the convertible bond fails to execute his right to exchange, the exchange rate will change in accordance with the ratio determined by the dividends.

9. RESERVES

Optional provisions such as tax debts DEC 31. 1995 are 89.000 FIM.

10. PLEDGES, MORTGAGES AND CONTINGENT LIABILITIES

                                                           GROUP                       PARENT
                                                                                       COMPANY
FOR OWN DEBTS:
Real estate pledged                                           5,400,000.00               5,400,000.00
Business mortgages                                            8,400,000.00               8,400,000.00

Mortgages for own debts total                                13,800,000.00              13,800,000.00

       Translation of financial statements originally issued in Finnish

11. SIGNATURES


Oulu FEB 1. 1996




Lauri Kuokkanen            Seppo Saynajakangas                   Heikki Nieminen


        Juha Sipila                   Sisko Sammallahti-Siklander



AUDITOR'S NOTATION

 We have given today the auditor's report on the audit we have made in Solitra Oy. The financial statements of Solitra Oy give a true and fair view of the company's result as well as the financial position.




Oulu FEB 6. 1996




KPMG WIDERI OY AB

Pirkko Lauste
Certified Public Accountant

                                   SOLITRA OY


                        FINANCIAL STATEMENTS AS OF AND

                          FOR THE SEVEN MONTH PERIOD

                             ENDED JULY 31, 1996


                                   UNAUDITED

                                   SOLITRA

                              INCOME STATEMENT


                                            1000 FIM
                                          Seven Months
                                       ended July 31, 1996
                                           (unaudited)
                                       -------------------

Net Sales      Turnover                     86 372

Cost of Sales                               56 545
Fixed Factory                                5 026
Capital of overheads                          (103)
Obsolescence reserve                           367
Warranty reserve                               313

     Gross Profit                           24 224
                                       -----------

Engineering                                 10 149
Marketing                                    1 053
Administration                               1 721
IS Allocation                                  237
Depreciation merger loss                     2 146
                                       -----------

     Total Operating Expenses               15 306
                                       -----------

     Operating Income (Loss)                 8 918
                                       -----------

Other Income/(Expense)                      (3 937)


Pre-tax Income (Loss)                        4 981
                                       -----------

Income Tax provision                        (1 277)
                                       -----------

Net Income (Loss)                            3 704
                                       -----------
                                       -----------

                     Balance Sheet of Solitra
                              as of
                          July 31, 1996
                           (unaudited)

                                                   1000 FIM
ASSETS                                          July 31, 1996
- ------                                          -------------
     CURRENT ASSETS:
          Cash & Cash Equivalents                       6 388
          Accounts Receivable, net                     31 201
          Other Receivable, net                         2 757
          Inventories                                  14 528
          Prepaid Expenses                              1 882
                                                -------------
               Total Current Assets                    56 756

     PROPERTY, PLANT & EQUIPMENT:
          Property, Plant & Equipment                  33 794
          Accumulated Depreciation                     -4 864
          Amortization                                 -2 706
                                                -------------
               Total Property, Plant & Equipment       26 224
     OTHER ASSETS:
          Goodwill                                     37 111
          Accumulated Depreciation                     -5 825
          Net Goodwill                                 31 286
          Intangibles                                   1 287
          Other Assets                                    383
                                                -------------
               Total other assets                      32 956
                                                -------------
     TOTAL ASSETS                                     115 936
                                                -------------
                                                -------------

LIABILITIES & STOCKHOLDERS' INVESTMENT
- --------------------------------------
     CURRENT LIABILITIES:
          Current Maturities of Long Term Debt          6 640
          Accounts Payable                             13 590
          Accrued Liabilities                          14 801
          Warranty reserve                                612
                                                -------------
               Total Current Liabilities               35 643

     DEFERRED INCOME TAXES                                702
     LONG-TERM DEBT                                    30 933
     ADC LOAN                                          17 436
                                                -------------
               Total Liabilities                       84 713

     STOCKHOLDERS' INVESTMENT:
          Common Stock                                 10 225
          Paid-in-Capital                              11 722
          Prior Period Retained Earnings                5 572
          Current Year Earnings                         3 704
                                                -------------
               Total Stockholders' Investment          31 223

     UNTAXED RESERVES                                       0
                                                -------------
     TOTAL LIABILITIES & STOCKHOLDERS' INVESTMENT     115 936
                                                -------------
                                                -------------

SOLITRA OY                   US GAAP RECONCILIATION
                                     SUMMARY

RECONCILIATION OF EQUITY

                                                             1000 FIM              1000 FIM            1000 FIM
                                                            31.12.1994           31.12.1995           31.7.1996
                                                           -----------           ----------           ---------
Net Equity according to Finnish Accounting Standards             8,920              23,700              29,417
   Capitalization of overheads                                      35                 110                 208
   Untaxed reserves                                                318                 318                 318
   Depreciation difference                                       1,480               3,060               3,080
   Obsolescence/excess reserve                                       0                (100)               (487)
   Warranty reserve                                               (186)               (299)               (612)
   Pensions                                                          0                   0                   0
   Deferred taxes                                                 (412)               (865)               (702)
                                                           -----------           ---------            --------
Estimated net equity according to US GAAP                       10,155              25,924              31,222
                                                           -----------           ---------            --------
                                                           -----------           ---------            --------

RECONCILIATION OF PROFIT FOR THE PERIOD


                                                            KFim  1994             1995          1.1-31.7.1996
                                                           -----------           ---------       -------------

Profit for the period according to Finnish Accounting
  Standards                                                      6,370               4,453               4,120


   Capitalization of overheads                                      35                  75                 103
   Untaxed reserves                                                  0                   0                   0
   Depreciation difference                                       1,480               1,580                   0
   Obsolescence/excess reserve                                       0                (100)               (367)
   Warranty reserve                                                (86)               (114)               (313)
   Pensions                                                          0                   0                   0
   Deferred taxes                                                 (357)               (453)                161
                                                           -----------           ---------            --------


Estimated profit for the period according to US GAAP             7,441               5,441               3,704
                                                           -----------           ---------            --------
                                                           -----------           ---------            --------

                  ADC TELECOMMUNICATIONS, INC. AND SUBSIDIARIES

                        PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS

                                    UNAUDITED

On July 1, 1996, ADC Telecommunications, Inc. (ADC or the Company) acquired 80% of the outstanding common stock of Solitra Oy (Solitra), a Finnish corporation headquartered in Kempele, Finland. The transaction has been accounted for using the purchase method of accounting. Solitra's balance sheet as of July 31, 1996 and results of operations for the one month ended July 31, 1996 were included in the Company's consolidated financial statements as of and for the nine months ended July 31, 1996.

The consolidated balance sheet as of July 31, 1996 included in the Company's Form 10-Q for the quarterly period ended July 31, 1996 reflects the acquisition of Solitra and is included herein. Accordingly, an unaudited pro forma condensed consolidated balance sheet as of July 31, 1996 has not been presented.

The following unaudited pro forma condensed consolidated statements of income for the year ended October 31, 1995 and for the nine months ended July 31, 1996 give effect to the acquisition of 80% of the outstanding common stock of Solitra. These unaudited pro forma condensed consolidated statements of income have been prepared as if the transaction had occurred on November 1, 1994.

The unaudited pro forma condensed consolidated statements of income reflect the conversion of the Solitra historical financial statements from Finnish Accounting Standards to U.S. GAAP, as well as the appropriate preliminary purchase accounting adjustments.

The unaudited pro forma statements of operations are not necessarily indicative of the operating results to be expected in the future or as they might have been for the periods presented had the acquisition been effective as of November 1, 1994. These unaudited pro forma financial statements and accompanying notes should be read in conjunction with the Company's most recent Reports on Form 10-K and Form 10-Q.

                ADC TELECOMMUNICATIONS, INC. AND SUBSIDIARIES
                   CONSOLIDATED BALANCE SHEETS - UNAUDITED

                                (IN THOUSANDS)

                                   ASSETS


                                                         JULY 31,      OCTOBER 31,
                                                           1996           1995
                                                        ----------     ----------
CURRENT ASSETS:
    Cash and cash equivalents                           $  159,719     $  238,491
    Accounts receivable                                    145,709        107,255
    Inventories                                            126,559         86,559
    Prepaid income taxes and other assets                   16,288         15,442
                                                        ----------     ----------
         Total current assets                              448,275        447,747

PROPERTY AND EQUIPMENT, net                                118,246         78,686

OTHER ASSETS, principally goodwill                         137,900         74,650
                                                        ----------     ----------
                                                        $  704,421     $  601,083
                                                        ----------     ----------
                                                        ----------     ----------


LIABILITIES AND STOCKHOLDERS' INVESTMENT


CURRENT LIABILITIES:
    Current maturities of long-term debt                $       45     $      410
    Accounts payable                                        36,006         28,820
    Accrued liabilities                                     76,424         59,731
                                                        ----------     ----------
         Total current liabilities                         112,475         88,961

DEFERRED INCOME TAXES                                        1,190          1,256

LONG TERM DEBT, less current maturities above                8,777           --
                                                        ----------     ----------
         Total liabilities                                 122,442         90,217

STOCKHOLDERS' INVESTMENT
     (64,891 and 62,737 shares outstanding)                581,979        510,866
                                                        ----------     ----------
                                                        $  704,421     $  601,083
                                                        ----------     ----------
                                                        ----------     ----------


                  ADC TELECOMMUNICATIONS, INC. AND SUBSIDIARIES
        PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME - UNAUDITED
                       FOR THE YEAR ENDED OCTOBER 31, 1995

                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)



                                                          HISTORICAL                              ADC
                                                    -----------------------     PRO FORMA    CONSOLIDATED
                                                       ADC       SOLITRA OY    ADJUSTMENTS     PRO FORMA
                                                    -----------------------    -----------   ------------
NET SALES                                           $586,222        $17,166                      $603,388

COST OF PRODUCT SOLD                                 302,094         10,433                       312,527
                                                    --------       --------       --------       --------

GROSS PROFIT                                         284,128          6,733                       290,861

OPERATING EXPENSES                                   203,804          3,238          2,934  a     209,976
                                                    --------       --------       --------       --------

OPERATING INCOME                                      80,324          3,495         (2,934)        80,885

INTEREST AND OTHER INCOME (EXPENSE), NET               5,905         (1,449)        (2,308) b       2,148
                                                    --------       --------       --------       --------
INCOME BEFORE INCOME TAXES & MINORITY INTEREST        86,229          2,046         (5,242)        83,033

PROVISION FOR INCOME TAXES                            31,042            797           (877) c      30,962
                                                    --------       --------       --------       --------

NET INCOME BEFORE MINORITY INTEREST                   55,187          1,249         (4,365)        52,071

MINORITY INTEREST SHARE OF NET INCOME                                                  250  d         250
                                                    --------       --------       --------        -------
NET INCOME                                           $55,187         $1,249        ($4,615)       $51,821
                                                    --------       --------       --------       --------
                                                    --------       --------       --------       --------

AVERAGE COMMON SHARES OUTSTANDING                     58,547                                       58,547
                                                    --------                                     --------
                                                    --------                                     --------

EARNINGS PER SHARE                                     $0.94                                        $0.89
                                                    --------                                     --------
                                                    --------                                     --------

                  ADC TELECOMMUNICATIONS, INC. AND SUBSIDIARIES
        PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME - UNAUDITED
                     FOR THE NINE MONTHS ENDED JULY 31, 1996

                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                          HISTORICAL                              ADC
                                                    -----------------------     PRO FORMA    CONSOLIDATED
                                                       ADC       SOLITRA OY    ADJUSTMENTS     PRO FORMA
                                                    -----------------------    -----------   ------------
NET SALES                                           $572,957        $18,625                      $591,582

COST OF PRODUCT SOLD                                 303,884         13,401                       317,285
                                                    --------       --------       --------       --------

GROSS PROFIT                                         269,073          5,224                       274,297

OPERATING EXPENSES                                   181,322          3,301          2,200  a     186,823
                                                    --------       --------       --------       --------

OPERATING INCOME                                      87,751          1,923         (2,200)        87,474

INTEREST AND OTHER INCOME (EXPENSE), NET               5,036           (849)        (1,561) b       2,626
                                                    --------       --------       --------       --------
INCOME BEFORE INCOME TAXES & MINORITY INTEREST        92,787          1,074         (3,761)        90,100

PROVISION FOR INCOME TAXES                            33,403            293           (593) c      33,103
                                                    --------       --------       --------       --------

NET INCOME BEFORE MINORITY INTEREST                   59,384            781         (3,168)        56,997

MINORITY INTEREST SHARE OF NET INCOME                                                  157  d         157
                                                    --------       --------       --------        -------
NET INCOME                                           $59,384           $781        ($3,325)       $56,840
                                                    --------       --------       --------       --------
                                                    --------       --------       --------       --------

AVERAGE COMMON SHARES OUTSTANDING                     63,866                                       63,866
                                                    --------                                     --------
                                                    --------                                     --------

EARNINGS PER SHARE                                     $0.93                                        $0.89
                                                    --------                                     --------
                                                    --------                                     --------

                  ADC TELECOMMUNICATIONS, INC. AND SUBSIDIARIES

                        NOTES TO THE PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS

                                    UNAUDITED


(1) The Company purchased 80% of the outstanding common stock of Solitra with a commitment to acquire the remaining 20% of the common stock over a three year period. The common stock was acquired for an initial cash payment of approximately $41 million plus additional amounts which are payable subject to the achievement of certain performance goals. The additional amounts will be payable over a three year period beginning November 1, 1996. The initial cash payment and related acquisition costs exceeded the preliminary fair values assigned to the net assets acquired by approximately $44 million, which will be amortized over 15 years on a straight-line basis.

(2) The accompanying unaudited pro forma financial statements reflect the following pro forma adjustments:

     a) Amortize goodwill of approximately $44 million over an estimated life of 15 years.
     b) Recognize the effect of reduced interest income from cash paid and reduced interest expense from the retirement of acquired debt.
     c) Recognize the tax effect of the pro forma adjustments for interest income/expense using the Company's marginal tax rate.
     d) Recognize the 20% share of Solitra's net income for the minority shareholders.

                                      Signature

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  September 13, 1996                   ADC TELECOMMUNICATIONS, INC.





                                            By:   /s/  Robert E. Switz
                                                -------------------------------
                                                  Robert E. Switz
                                                  Vice President and
                                                  Chief Financial Officer

                                  EXHIBIT INDEX




Exhibit Number                    Description
- --------------                    -----------


    23.1                          Consent of Independent Accountants